                                                                   Exhibit 10.29

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of October 28, 1997, among Apex Silver Mines Limited, a Cayman Islands exempted limited liability company (the "Company"), Silver Holdings LDC ("Silver Holdings"), Argentum LLC ("Argentum"), Consolidated Commodities Ltd. ("Consolidated"), Thomas S. Kaplan ("Kaplan"), Litani Capital Management LDC ("Litani") and Aurum LLC ("Aurum"), (each of Silver Holdings, Argentum, Consolidated, Kaplan, Litani and Aurum is referred to as a "Shareholder" and collectively, the "Shareholders").

     1.   Certain Definitions.
          -------------------

          (a) The term "Holder" shall refer to (i) a Shareholder, (ii) each successor or assignee of a Shareholder's rights hereunder, and (iii) each transferee or assignee of all or a portion of the Shares of a Shareholder to the extent such Shareholder shall specify such person pursuant to this clause (iii) as a Holder.

          (b) The term "Share" shall refer to the ordinary shares of the share capital of the Company.

          (c) The term "Registration Statement" shall refer to the registration statement filed with the Securities and Exchange Commission with respect to Restricted Shares.

          (d) The term "Restricted Share" shall refer to each Share held by a Shareholder until the date on which such Share (i) has been registered under the Act and disposed of in accordance with the Registration Statement, (ii) is distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act or (iii) is transferred otherwise in accordance with the Act such that the holder thereof has Shares that may be freely and publicly resold without registration or an available exemption.

     2.   Demand Registrations.
          --------------------

          (a)    Requests for Registration.  Each of Silver Holdings and
                 -------------------------
Argentum may request at any time after 180 days after the Company's initial public offering registration under the Securities Act of 1933, as amended (the "Securities Act") of all or part of their Restricted Shares on Form S-1, or any similar long-form registration statement ("Long-Form Registration") or, if available, on Form S-2 or S-3, or any similar form of registration statement ("Short-Form Registration"). Each request for a Demand Registration (as defined below) shall specify the approximate number of Restricted Shares requested to be registered, the anticipated per share price range for such offering and the proposed underwriter. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to the other Shareholders and, subject to paragraph 2(c) below, will include in such registration all Restricted Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 2(a) are referred to herein as "Demand Registrations."
                                --------------------
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          (b)    Number of Demand Registrations.  Each of Silver Holdings and
                 ------------------------------
Argentum will each be entitled to request three (3) Long-Form Registrations and each may request an additional three (3) Short-Form Registrations for which the Company will pay all Registration Expenses. A registration will not count as a Demand Registration until it has become effective; provided that in any event
                                                   --------
the Company will pay all Registration Expenses in connection with any initiated registration whether or not it has become effective. If a Demand Registration is a last Demand Registration permitted under this Section 2(b), then such registration shall not count as a last Demand Registration (and such demanding Shareholder will be entitled to one, and only one, additional request for a Demand Registration) unless the party requesting such registration is able (and so requests) to include in such registration that amount of Restricted Shares which will result in at least 90% of all Restricted Shares having been registered pursuant to the Demand Registrations and Piggyback Registration available pursuant to this Agreement.

          (c)    Priority on Demand Registrations.  The Company will not include
                 --------------------------------
in any Demand Registration any Shares which are not Restricted Shares without the prior written consent of the demanding Shareholders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Restricted Shares and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Restricted Shares and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering (the "Offering Quantity"), the Company will include in such
               -----------------
registration securities in the following priority:

          (i) first, before including any securities which are not Restricted Shares, the Company will include all of the Restricted Shares requested to be included by the demanding Shareholders, and if the number of Restricted Shares requested to be included exceeds the Offering Quantity, then the Company shall include only such demanding Shareholders' pro rata share of the Offering Quantity, based on the amount of Restricted Shares held by the demanding Shareholders; and

          (ii) second, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Restricted Shares which are requested to be included in such registration, the Company shall include in such registration Restricted Shares requested to be included by other Shareholders, and if such number exceeds the Offering Quantity, then the Company shall include only such Shareholders pro rata share of the Offering quantity, based on the amount of Restricted Shares held by such Shareholders;

          (iii) third, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Restricted Shares which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.


Any person other than a Shareholder who participates in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 6 hereof.

          (d) Restrictions on Demand Registrations.  The Company will not be
              ------------------------------------
obligated to effect any Demand Registration within 120 days after the effective date of a previous Demand

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Registration. The Company may postpone upon one occasion in any 365 day period for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction provided, however, that in such event, the party requesting such Demand
--------
Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (e)    Selection of Underwriters.  The holder of a majority of the
                 -------------------------
Restricted Shares initiating any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          (f)    Other Registration Rights. Except as provided in this
                 -------------------------
Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of both Silver Holdings and Argentum.

          3.     Piggyback Registrations.
                 -----------------------

          (a)    Right to Piggyback.  Whenever the Company proposes to register
                 ------------------
any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Restricted Shares (a "Piggyback Registration"), whether or not for sale for its
                      ----------------------
own account, the Company will give prompt written notice to all the Holders of its intention to effect such a registration and will include in such registration all Restricted Shares with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b)    Piggyback Expenses.  The Registration Expenses of all the
                 ------------------
Holders will be paid by the Company in all Piggyback Registrations

          (c)    Priority on Primary Registrations.  If a Piggyback Registration
                 ---------------------------------
is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Restricted Shares) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering (the "Company Offering Quantity"), the Company
                                     -------------------------
will include in such registration securities in the following priority:

          (i)    first, the securities the Company proposes to sell;

          (ii) second, before including any securities which are not Restricted Shares, the Company will include all of the Restricted Shares requested to be included by all of the Holders, and if the number of Restricted Shares requested to be included exceeds the

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     Company Offering Quantity, then the Company shall include only each requesting Holder's pro rata share of the Company Offering Quantity, based on the amount of Restricted Shares held by each Holder;

          (iii) third, to the extent (and only to the extent) that the Company Offering Quantity exceeds the aggregate amount of Restricted Shares which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.

          (d)    Other Registrations.  If the Company has previously filed a
                 -------------------
Registration Statement with respect to Restricted Shares pursuant to paragraph 2 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          4.     Holdback Agreements.
                 -------------------

          (a) To the extent not inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Restricted Shares are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; provided that such restrictions shall not be
                                 --------
more restrictive in duration or scope than restrictions imposed on (i) any Person which has been granted registration rights by the Company, (ii) any officer or director of the Company, or (iii) any 5% holder of Shares; and provided, further, that nothing herein shall restrict, directly or indirectly,
--------  -------
(i) bona fide pledge of Shares or the subsequent transfer upon default in connection with any such pledge or (ii) charitable contribution. In addition, each Shareholder may distribute Shares to its shareholders, partners or members so long as such person or entity agrees to be bound by the terms of this Agreement.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Shares, or any securities convertible into or exchangeable or exercisable for Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

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          5.     Registration Procedures.  In connection with the Registration
                 -----------------------
Statement, the following provisions shall apply:

          (a) The Company shall furnish to each selling Holder, prior to the filing thereof with the Securities and Exchange Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Holders reasonably may propose,

          (b) The Company shall prepare and within 60 days (or 45 days with respect to any Short-Form Registration) after the end of the period within which requests for registration may be given to the Company file with the Commission a registration statement with respect to such Restricted Shares and thereafter use its best efforts to cause such registration statement to become effective.

          (c) The Company shall prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to Section 5(p)) or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Restricted Shares by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement.

          (d) The Company shall advise the selling Holders, and, if requested by such Holders, confirm such advice in writing (which advice pursuant to clauses (ii) - (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus or the filing of any reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 5(d) hereof during the period for which the Company is required to maintain an effective Registration Statement, the Company will (A) use its best efforts to promptly obtain the withdrawal of any stop order or order suspending the effectiveness of the Registration Statement and (B) prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document as soon as possible so that, as thereafter delivered to purchasers of the Shares, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will comply with the Act and the rules promulgated thereunder.

          (f) The Company will furnish to each Holder included within the coverage of the Registration Statement, without charge, copies of the Registration Statement and any amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in such number as such Holder may reasonably request from time to time.

          (g) The Company will deliver to each Holder included within the coverage of the Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each Holder in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto.

          (h) Prior to any public offering of Shares pursuant to the Registration Statement, the Company will use its best efforts to register or qualify or cooperate with each Holder selling Shares pursuant to such Registration Statement and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as such counsel reasonably requests in writing on behalf of such Holder and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Shares covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company will cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Shares to be sold pursuant each to the Registration Statement free of any restrictive legends and registered in such names as Holder may request in writing prior to sales of Shares pursuant to the Registration Statement.

          (j) The Company will upon request provide each Holder selling Shares pursuant to such Registration Statement with printed certificates for its Shares in a form acceptable to such Holder.

          (k) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act or Rule 158 promulgated thereunder.

          (l) The Company may require each Holder selling Shares pursuant to the Registration Statement to furnish to the Company such information regarding the Holder, the Shares beneficially owned by such Holder and the intended method of distribution of such Shares as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the Shares of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of Shares being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Shares pursuant to the Registration Statement; provided, however, that the Company shall have no obligation to pay any discounts or underwriting commission.

          (n) The Company, if requested by Holders of a majority of the Shares being sold, or the managing underwriters (if any) in connection with the Registration Statement, shall use its best efforts to cause (i) its counsel to deliver an opinion relating to the Registration Statement and the Shares, in customary form (and covering such matters of the type customarily covered by legal opinions of such nature) addressed to such Holders and the managing underwriters, if any, thereof and dated the effective date of such Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority of the Shares being sold or the managing underwriters (if any); and (iii) its independent public accountants to provide a comfort letter in customary form (and covering such matters of the type customarily covered by comfort letter).

          (o) The Company will use its best efforts to cause the Shares covered by the Registration Statement to be listed on each securities exchange, if any, or NASDAQ on which similar securities issued by the Company are then listed, if so requested by Holders of a majority of Shares covered by the Registration Statement, or by the managing underwriters, if any.

          (p) The Company will make available for inspection by any Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

          (q) Each Holder agrees that upon receipt of any notice of the Company pursuant to paragraphs (ii) through (v) of Section 5(d) hereof, such Holder will discontinue disposition of such Shares pursuant to the Registration Statement until such Holder's receipt of copies of the supplemental or amended Prospectus contemplated by Section 5(c) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 5(d)(ii) - (v) during the registration period, such registration period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Shares covered by the Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 5(c) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental Prospectus is required).

          6.     Registration Expenses.  The Company will bear all expenses
                 ---------------------
incurred in connection with the performance of its obligations under this Agreement (except as otherwise provided in the proviso to Section 5(m) hereof) and the Company will reimburse the Holders for the fees, disbursements and expenses of one counsel (and any local counsel as reasonably required) chosen by the Holders of a majority of the Shares to be sold pursuant to a Registration Statement acting for the Holders in connection therewith.

          7.     Indemnification.
                 ---------------

          (a) The Company shall indemnify and hold harmless each of the Holders of Shares to be included in such registration against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Shares were registered under the Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, such person expressly for use in connection therewith.

          (b) The Company shall require, as a condition to including any Shares in any Registration Statement filed pursuant to this Agreement and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Shares and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Holders against any losses, claims, damages or liabilities to which the Company or such other Holders may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use in connection therewith and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 7(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Shares pursuant to such registration.

          (c) Promptly after receipt by an indemnified party under Sections 7(a) or 7(b) hereof written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 7, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Sections 7(a) or 7(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Such indemnifying party shall not enter into any settlement with a party without obtaining an unconditional release of each indemnified party with respect to any and all claims against each indemnified party. An indemnified party shall not enter into any settlement without the consent of the indemnifying party which shall not be unreasonably withheld.

          (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 7(a) or 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Shares (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriters' obligations in this Section 7(d) to contribute shall be several in proportion to the principal amount of Shares registered or underwritten, as the case may be, by them and not joint.

          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Act; and the obligations of the Holders and any underwriters contemplated by this Section 7 shall be in addition to any liability which the respective Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.


          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Restricted Shares on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          8.     Miscellaneous.
                 -------------

          (a)    Amendments and Waivers. The provisions of this Agreement may
                 ----------------------
not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Silver Holdings, Argentum and Holders of a majority of the Shares of the other Shareholders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose Shares are being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Shares being sold by such Holders pursuant to the Registration Statement.

          (b)    Notices.  All notices and other communications provided for or
                 -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery: (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(b) and (ii) if to the Company:
Apex Silver Mines Limited, c/o Curacao Corporation Company, N.V., Kaya Flamboyan 9, Willemstad, Curacao, Netherland Antilles (Telecopy: 011-599-9-322-001); copy to Patrick J. Dooley, Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, N.Y. 10022 (Telecopy: 212-872-1002). All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being delivered to a next-day air courier; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (c)    Successors And Assigns.  This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

          (d)    Counterparts.  This Agreement may be executed in counterparts,
                 ------------
each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

          (e)    Governing Law.  This Agreement shall be governed by the laws of
                 -------------
the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York.

          (f)    Headings.  The headings in this Agreement are for convenience
                 --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          (g)    Severability.  The remedies provided herein are cumulative and
                 ------------
not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


                     [REST OF PAGE DELIBERATELY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.



                                    APEX SILVER MINES LIMITED

                                    By:  /s/ Thomas S. Kaplan
                                         ----------------------------
                                         Name: Thomas S. Kaplan
                                         Title: Chairman


                                    SILVER HOLDINGS LDC

                                    By:  /s/ Paul Soros
                                         ----------------------------
                                         Name: Paul Soros
                                         Title: Director


                                    ARGENTUM LLC

                                    By: Caledonian Bank & Trust Limited,
                                        as Secratary

                                    By:  /s/ Vijayabalan Muregesu
                                         ----------------------------
                                         Name:  Vijayabalan Muregesu
                                         Title: Manager-Banking


                                    CONSOLIDATED COMMODITIES LTD.

                                    By:  /s/ Peter Martin
                                         ----------------------------
                                         Name:  Peter Martin
                                         Title: President


                                    /s/ Thomas S. Kaplan
                                    ---------------------------------
                                    Thomas S. Kaplan

                                    LITANI CAPITAL MANAGEMENT LDC


                                    By:  /s/ Thomas S. Kaplan
                                         ----------------------------
                                         Name: Thomas S. Kaplan
                                         Title:



                                    AURUM LLC


                                    By:  /s/ Thomas S. Kaplan
                                         ----------------------------
                                         Name: Thomas S. Kaplan
                                         Title: Trustee

                                      -14-